UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported: October 26, 1998)

                            BCAM INTERNATIONAL, INC.
      ---------------------------------------------------------------------
             (exact name of registrant as specified in its charter)

         NEW YORK                       0-18109                13-3228375
-----------------------------   ------------------------  ----------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                    Identification Number)

            1800 WALT WHITMAN ROAD, MELVILLE, NEW YORK      11747
          ---------------------------------------------------------
             (Address of principal executive office)      (Zip code)

       Registrant's telephone number, including area code: (516) 752-3550


      --------------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 2.     Acquisition or Disposition of Assets

      Effective October 26, 1998, BCAM International, Inc. (the "Company"), pursuant to a Stock Purchase and Restructure Agreement between the Company and Impleo, LLC. ("Impleo"), sold 56.7% of the outstanding shares of its Drew Shoe Corporation subsidiary ("Drew") to Impleo in exchange for approximately $3,780,000 principal amount of the Company's 10%/13% Secured Convertible Notes (Notes"). Impleo, which initially owned $5,000,000 principal amount of Notes, purchased the remaining $1,000,000 principal amount (plus accrued interest) of Notes, thereby making it the sole holder of the Notes. After this transaction, the remaining principal balance on the Convertible Notes will be approximately $2,220,000 plus an additional approximately $850,000 of accrued interest as of October 26, 1998. The Notes are secured by all of the assets of the Company and are due in April 1999. Impleo now owns approximately 67% of the common stock of Drew. As a condition of the sale of the Drew shares to, and the redemption of the Notes from, Impleo, Michael Strauss, Chairman, President and Chief Executive Officer of BCAM International, Inc. has become the Chief Executive Officer of Drew Shoe Corporation. Mr. Strauss is obliged to spend no less than 75% of his time on the business of Drew. Mr. Strauss will continue to serve BCAM International, Inc. as its Chairman, President and Chief Executive Officer and has agreed to enter into a new employment agreement with the Company.

BCAM's redemption of approximately $3,780,000 of Notes and cancellation of certain related warrants will eliminate approximately 6.8 million shares of potential dilution to the BCAM common shareholders. This includes the elimination of potential dilution which would result from conversion of the Notes (approximately 5.5 million shares) and exercise of warrants to purchase approximately 1.3 million shares of BCAM common stock.

In connection with the Stock Purchase and Restructure Agreement, the Company and Impleo entered into a Second Amendment to the September 1997 Note Purchase agreement which eliminates the requirement for Impleo to have representation of 25% or more on the Company's Board of Directors, among other matters. In addition, the Company has been released from its guarantee of the secured obligations of Drew to a bank.

The Company, Drew and Impleo have entered into a shareholders agreement relative to the certain matters including disposition of shares and additional investments in Drew.

The Company has entered into a separate Purchase and Sale Agreement with Impleo in which it agreed to promptly submit to its shareholders a proposal to sell the remaining 33.3% of Drew Shoe Corporation to Impleo in exchange for the cancellation of the then remaining principal amount of Notes together with accrued interest thereon (the "Second Sale"). If the BCAM shareholders approve the proposal to sell the remaining 33.3% of Drew common stock, an aggregate of approximately 10.75 million potentially dilutive securities will be eliminated.

Impleo is an affiliate of Wexford Management, LLP.

Separately, the Company has reached agreement with Charles G. Schuyler and Frank Shyjka (the sellers of Drew to the Company in 1997) to: (i) cancel Mr. Schulyer's employment contract and enter into a consulting agreement, (ii) cancel approximately $200,000 of notes payable to Messrs. Schuyler and Shyjka,
(iii) forgive certain purchase price adjustments due from Messrs. Schuyler and Shyjka and the assumption, by Drew, of certain contingent liabilities in connection with the Ulin & Holland litigation (such litigation is discussed in Item 3 of Form 10-KSB for the year ended December 31, 1997).

Item 7.     Financial Statements and Exhibits.

(i)         Financial Statements:

            (a) Pro-Forma Balance Sheet, as of June 30, 1998, and statement of operations for the six months then ended, of the Company reflecting the sale of 56.7% of Drew Shoe Corporation.

(ii)        Exhibits:

            (a) Stock Purchase and Restructuring Agreement between the Company and Impleo, LLC.
            (b) Second Amendment to Note Purchase Agreement between BCAM International and Impleo, LLC.
            (c) Shareholders agreement between the Company, Drew Shoe Corporation and Impleo, LLC.
            (d) Purchase and sale agreement between the Company and Impleo, LLC
            (e) Letter of agreement between the Company and Charles G. Schuyler and Frank Shyjka.
            (f) Release, Cancellation and Discharge of Guarantee Agreement of BCAM International, Inc. by BankOne, National Association.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BCAM INTERNATIONAL, INC.


                                        By: /s/ Michael Strauss
                                            ------------------------------------
                                             Michael Strauss, President
                                             Chairman of the Board and
                                             Chief Executive Officer


Date: November 6, 1998

The following pro-forma condensed consolidated balance sheet of BCAM International and subsidiaries (the "Company") reflects the Company's financial position at June 30, 1998 and pro-forma at that date to reflect the October 1998 sale of 56.7 % of the Company's Drew Shoe Corporation subsidiary in exchange for the redemption of $3,780,000 of Notes. The pro-forma information is derived from the unaudited financial statements of the Company at June 30, 1998. This pro-forma information does not reflect the Second Sale of approximately 33% of Drew agreed to between the Company and Impleo because such sale is subject to shareholder approval. This information reflects the sale of 56.7% of Drew as though it had occurred as of June 30, 1998 and does not reflect the effect of operating losses since June 30, 1998. Such operating losses are expected to be significant.

                            BCAM International, Inc.
           Pro-Forma Condensed Consolidated Balance Sheet (Unaudited)
                                  June 30, 1998

                                                                                      Pro-Forma Adjustments
                                                                                      ---------------------
                                                                 Historical            Dr.             Cr.           Pro-Forma
Assets                                                           ----------            ---             ---           ---------
Current assets:
  Cash and cash equivalents                                     $  1,799,000                          61,000a        1,488,000
                                                                                                     250,000b
  Accounts receivable, net                                         1,832,000                       1,832,000a                0
  Inventory                                                        6,720,000                       6,720,000a                0
  Prepaid expenses and other current assets                          285,000                         235,000a           50,000
  Current assets of discontinued operations                          161,000                                           161,000
                                                                --------------------------------------------------------------
Total current assets                                              10,797,000                                         1,699,000

Property, plant, and equipment, net                                3,020,000                       3,020,000a                0
Investment in net assets of discontinued Drew Shoe                         0       5,288,000a      3,293,000c        1,995,000
operations
Deferred finance costs, net                                          187,000         250,000b        275,000c          162,000
Other assets                                                         374,000                         200,000a          174,000
                                                                --------------------------------------------------------------
Total assets                                                    $ 14,378,000                                         4,030,000
                                                                ==============================================================

Liabilities and shareholders' equity
Current liabilities:
  Current portion of long term debt, net of                     $  6,819,000         555,000a        128,000c        2,612,000
  unamortized debt discount                                                        3,780,000c
  Accounts payable                                                   922,000         664,000a                          258,000
  Accrued expenses and other current liabilities                   1,238,000         842,000a                          396,000
  Current liabilities of discontinued operations                     265,000                                           265,000
  including Drew
                                                                --------------------------------------------------------------
Total current liabilities                                          9,244,000                                         3,531,000
Long term debt and convertible notes, net of current               4,143,000       3,918,000a
maturities                                                                           200,000d                           25,000
Other non-current liabilities                                        206,000         202,000a                            4,000
Minority interest                                                    599,000         599,000a                                0
Shareholders' equity
  Common stock                                                       214,000                                           214,000
  Paid-in surplus                                                 29,861,000                                        29,861,000
  Unamortized charge for beneficial debt conversion               (1,425,000)                        900,000e         (525,000)
  Deficit                                                        (27,565,000)        900,000e         84,000c      (28,181,000)
                                                                                                     200,000d
                                                                --------------------------------------------------------------
                                                                   1,085,000                                         1,369,000
  Less 763,182 treasury shares                                      (899,000)                                         (899,000)
                                                                --------------------------------------------------------------
                                                                     186,000                                           470,000
                                                                --------------------------------------------------------------
Total liabilities and shareholders' equity                      $ 14,378,000                                         4,030,000
                                                                ==============================================================

Notes to Pro-Forma adjustments:

a.    To deconsolidate the Drew assets and liabilities.
b.    To record the payment of estimated transaction costs.
c. To record the disposition of 56.7% of Drew in exchange for $3,780,000 of Notes
d.    To reflect the disposition of $200,000 of Seller Notes.
e.    To write off proportional share of unamortized charge.

                            BCAM International, Inc.
           Condensed Consolidated Statements of Operations (Unaudited)
                         Six months ended June 30, 1998

                                                               Pro-Forma Adjustments
                                                               ---------------------
                                            Historical            Dr.             Cr.           Pro-Forma
                                            ----------            ---             ---           ---------
Revenue
  Sales                                    $  8,065,000    $  8,065,000a                     $          0
  License revenue                                 2,000                                             2,000
                                           ------------    -------------      ----------     ------------
    Total                                     8,067,000                                             2,000
Cost of revenues                              4,534,000       4,534,000a                                0
                                           ------------    -------------      ----------     ------------
  Gross profit                                3,533,000                                             2,000
Selling, general and administrative           3,635,000       2,720,000a                          915,000
Charge for compensatory element of
  1997 options approved in 1998                 858,000               --        858,000c                0
Research & development                          359,000          95,000a                          264,000
                                           ------------    -------------      ----------     ------------
  Income (loss) from operations              (1,319,000)                                       (1,177,000)
                                           ------------    -------------      ----------     ------------
Other income (expense):
  Interest and financing costs                 (925,000)              --        233,000a         (292,000)
                                                                                400,000b
  Charge for beneficial debt conversion      (3,084,000)              --      1,942,000b       (1,142,000)
                                           ------------    -------------      ----------     ------------
  Write-off debt discount and financing
    costs                                    (1,651,000)              --      1,651,000c                0
  Interest income                                53,000          21,000a                           32,000
                                           ------------    -------------      ----------     ------------
    Interest and financing costs             (5,607,000)           5,000                       (1,402,000)
                                           ------------    -------------      ----------     ------------
Minority interests                              (47,000)              --         47,000a                0
                                           ------------    -------------      ----------     ------------
Loss from continuing operations            $ (6,973,000)                                     $ (2,579,000)
                                           ------------    -------------      ----------     ------------
Discontinued operations, including
  estimated loss on disposal of
  approximately $250,000 in 1998               (803,000)                        803,000c                0
                                           ------------    -------------      ----------     ------------
Loss before extraordinary item             $ (7,776,000)                                     $ (2,579,000)
                                           ------------    -------------      ----------     ------------
Extraordinary item - charge for
  restructure of debt                          (552,000)              --        552,000c               --
                                           ------------    -------------      ----------     ------------
Net Loss                                   $ (8,328,000)                                     $ (2,579,000)
                                           ------------    -------------      ----------     ------------

Net loss per share:
  Continuing operations                    $      (0.36)                                     $      (0.14)
  Discontinued operations                  $      (0.04)                                     $      (0.00)
                                           ------------    -------------      ----------     ------------
    Loss per share before extraordinary    $      (0.40)                                     $      (0.14)
  Extraordinary item                       $      (0.03)                                     $         --
                                           ------------    -------------      ----------     ------------
  Net loss                                 $      (0.43)                                     $      (0.14)
                                           ------------    -------------      ----------     ------------
Weighted average number of common
  shares outstanding                         19,037,000             ,000                       19,037,000
                                           ============    =============      ==========     ============

Notes to Pro-forma information:

a.    To deconsolidate Drew
b. To reflect the reduced interest associated with redemption of 63% of the Notes.
c.    To eliminate non recurring items.